UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2016

YAPPN CORP.

(Exact Name of Small Business Issuer as Specified in Charter)

Delaware	000-55082	27-3448069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Avenue of the Americas, 11th Floor New York, NY	10018
(Address of Principal Executive Offices )	(Zip Code)

Small Business Issuer’s telephone number, including area code:   (888) 859-4441

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the small business issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company,” “Yappn” refers to Yappn Corp., a Delaware corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 8.01. Other Events.

On March 9, 2016, the Company announced that it negotiated a revised three (3) year Master Service Agreement (“MSA”) with Intelligent Content Enterprises Inc. (“ICE”) with respect to its Digital Widget Factory Inc. (Ontario) platform.

On March 4, 2016 Intelligent Content Enterprises Inc. announced the acquisition of all of the assets and ongoing operations of Digital Widget Factory (Belize)(“DWF Belize”). DWF Belize’s payables to Yappn Corp., up to the closing date, are secured by way of DWF Belize’s equity in ICE and DWF Belize has already begun to make cash payments to Yappn against the receivables.

Shortly after the contract with DWF (Belize) and Yappn was initiated, Yappn announced on January 22, 2015, the launch of Yadmark Inc. and Yaffiliate Marketing Services Inc., as part of the DWF Belize program. These divisions, together with Langulas Inc., were registered by Yappn on behalf of DWF Belize to support its revenue programs and transferred to ICE’s new subsidiary DWF (Ontario) in accordance with that understanding as part of the transaction with DWF (Belize) and ICE. The Press Release on the above matter is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 9, 2016.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 14, 2016

Yappn Corp.

By:	/s/ Edward P. Karthaus
Edward P. Karthaus
Chief Executive Officer

3